EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES−OXLEY ACT OF 2002

In connection with the Quarterly Report of Craft Brew Alliance, Inc. (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on May 9, 2018 (the “Report”), Andrew J. Thomas, the Chief Executive Officer of the Registrant, and Joseph K. Vanderstelt, the Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 9, 2018

BY:	/s/ Andrew J. Thomas
Andrew J. Thomas
Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ Joseph K. Vanderstelt
Joseph K. Vanderstelt
Chief Financial Officer
(Principal Financial Officer)